SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 27, 2007

SINO-AMERICAN DEVELOPMENT CORPORATION
(Exact name of registrant as specified in Charter)

Nevada	0-26760	20-5065416
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

10900 Wilshire Boulevard, Suite 500
Los Angeles, California 90024
(Address of Principal Executive Offices)

(310) 208-1182
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements.  Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other risk factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

In this Form 8-K, references to “we,” “our,” “us,” “Company,” “Sino-American Development,” “Registrant” refer to Sino-American Development Corporation, a Nevada corporation.

Item 1.01 Entry into a Material Definitive Agreement.

On September 27, 2007, Sino-American Development Corporation (“Registrant”) entered into an Agreement and Plan of Reorganization (the “Agreement”) with Sino-American Holdings, Inc., a Nevada corporation and a wholly-owned subsidiary (“Sino-American Holdings”), to effectuate a spin-off of the Registrant’s real estate business to Sino-American Holdings.

Under the terms of the Agreement, the Registrant will transfer 100% of the capital stock of Town House Land Limited, a Hong Kong corporation (“Town House”) which holds all of the assets and liabilities of its entire business, including real estate development operations and real estate holdings in the United States and China, to Sino-American Holdings. After giving effect to the spin-off, Sino-American Holdings, a privately held Nevada corporation, will acquire and hold all of the assets and assume all of the liabilities of the Registrant’s real estate development business and properties, and the Registrant shall remain a public reporting company with no assets or liabilities.

The Agreement and the transactions contemplated by it were unanimously approved by the boards of the directors of both the Registrant and Sino-American Holdings on September 25, 2007.

Background

In December 2006, the Registrant entered into a Stock Purchase Agreement with twenty-two accredited investors (collectively, the “Stockholders”) pursuant to which the Registrant issued 12,505,000 shares of the Registrant’s common stock, par value $0.001, in the aggregate to the Stockholders. The Stockholders concurrently entered into a separate Stock Purchase Agreement with four stockholders of the Registrant (collectively, the “Principals”), pursuant to which the Stockholders acquired all 25,005,042 of the shares of the Registrant’s common stock held by the Principals.  Immediately prior to the sale and transfer of their stock to the stockholders, the Principals held eighty-eight percent (88%) of the issued and outstanding stock of the Registrant.

The Principals and the Stockholders agreed under the Stock Purchase Agreement that the Registrant’s business would be spun off, such that the Stockholders would acquire control over the public reporting Registrant with no assets remaining in the Registrant.  Specifically, under the Stock Purchase Agreement, the parties agreed that immediately after the closing of any transaction (such as a reverse takeover transaction) whereby the Registrant acquires control and ownership of another company, the Registrant would at such time distribute and spin off all of the shares of Town House to the stockholders of the Registrant , excluding the Stockholders.   The parties further agreed that in preparation for such reorganization, all of the Registrant’s assets and liabilities would be transferred to Town House, pursuant to an Assignment and Assumption Agreement.

      On January 11, 2007, the Registrant conducted a 17-to-1 reverse stock split of all of its shares of common stock.  As a result, the Stockholders thereafter held an aggregate of 2,206,494 shares of Common Stock, representing approximately 91.74% of the issued and outstanding stock.

      The Assignment and Assumption Agreement was executed by the parties in December 2006, and the assets and liabilities of the Registrant were transferred to Town House. However, since the Stockholders took over majority control of the Registrant in December 2006, the Registrant has not been able to identify a company suitable for acquisition. Accordingly, in September 2007, the parties to the Stock Purchase Agreement agreed to effectuate a spin-off without conducting a simultaneous merger with another operating company, and that the parties would do so under an agreement and plan of reorganization (i.e., the Agreement).  Pursuant to the Agreement, and the Registrant proceeded to form Sino-American Holdings, a Nevada corporation, as a wholly-owned subsidiary for purposes of conducting the spin-off.  Prior to the spin-off, Sino-American Holdings had a total of 2,408,000 shares of common stock issued and outstanding, all of which was held by its parent company, the Registrant.  Also prior to the spin-off, the Registrant had the exact same number of shares of common stock issued and outstanding, 2,408,000.

The Spin-off Agreement

Pursuant to the Agreement:

•
All of the shares of common stock of Town House shall be transferred by the Registrant to Sino-American Holdings, which shall be the successor-in-interest of all the asset, liabilities and business of the Registrant;

•	For each one (1) share of common stock of the Registrant held, its holder shall be entitled to receive one (1) share of Sino-American Holdings in the spin-off;

•	After the spin-off, the Registrant shall no longer hold any shares of Sino-American Holdings;

•
At the Closing of the spin-off, the Stockholders shall immediately (i) transfer 1,470,906 shares of Sino-American Holdings common stock received by them in the spin-off to the Principals, and (ii) transfer 735,588 shares of Sino-American Holdings common stock received by them in the spin-off to Sino-American Holdings for cancellation, and the Stockholders shall not retain any shares of Sino-American Holdings common stock;

•
After the spin-off, the holders of all of the common stock of the Registrant on the Record Date shall collectively own 100% of the issued and outstanding shares of Sino Holdings, except for the above-described transfer of stock from the Stockholders to the Principals and share cancellation.

As noted above, the Stockholders agreed to (i) transfer 1,470,906 shares of common stock of Sino-American Holdings that will be distributed to them to the Principals, and (ii) transfer 735,588 shares of common stock of Sino-American Holdings that will be distributed to them, to Sino-American Holdings for cancellation.  The purpose of the share transfer and cancellation is to restore the Principals’ original percentage ownership of Sino-American Holdings to the same percentage ownership that the Principals held in the Registrant, immediately prior to the December 2006 Stock Purchase Agreement.  The Sino-American Holdings common shares to be transferred by the Stockholders to the Principals collectively represent approximately eighty-eight percent (88%) of the total issued and outstanding common stock of Sino-American Holdings. Accordingly, after the transfer, the Principals will each hold a number of common shares of Sino-American Holdings equivalent to the percentage of issued and outstanding common shares of the Registrant held by such Principal immediately prior to the closing of the transaction under the Stock Purchase Agreement.   The remainder of the shares of common stock of Sino-American Holdings distributed to the Stockholders shall be cancelled in order to maintain the Principals’ overall percentage ownership of Sino-American Holdings at 88%.

Under the Agreement, the Principals and Sino-American Holdings agreed to indemnify and hold harmless the Registrant and the Stockholders, from any losses stemming from any breach of representations and warranties, failure to perform obligations, and tax and other liabilities incurred by the Registrant as a public reporting company during the period between the December 2006 stock purchase transaction with the Stockholders, and the effective date of the spin-off.   Under the Agreement, the Principals also agreed to fully cooperate with the Registrant and furnish all information necessary in connection with the Registrant’s periodic reporting obligations for all periods between the December 2006 stock purchase transaction and the closing of the spin-off.  In addition, the Agreement included representation and warranties made by the Principals and Sino-American Holdings substantially equivalent to those made by the Principals in the stock acquisition in December 2006.   Reference is made to the full text of the Agreement included as Exhibit 2.1 to this Form 8-K, and the above description is qualified in its entirety by reference to terms of the Agreement.

Effect of the Spin-off

As a result of the distribution of Sino-American Holdings common stock, the record stockholders of the Registrant  will hold shares in both the Registrant and Sino-American Holdings as described in (A) and (B) below (except that the Stockholders will hold no interest in (B) below):

                          (A)                                                                                     (B)

  Sino-American Development                                             Sino-American Holdings, Inc.
Corporation (OTCBB: SOAM)                                                        (Nevada)
      (Nevada)                                            |
                         |                                                         |  100%
    (No Assets and Liabilities)                                             Town House Land Limited
      (Hong Kong)
  |
  |  97%
  |
     Wuhan Town House Land Limited
             (PRC)
                  _____________ |______________
  | 100%                                                     | 100%
  |                                                                |
Town House (Miami)                                    Town House Land
Corporation (Florida)                                       (USA) Corporation
                                  (California)

The closing of the spin-off transaction will occur on September 28, 2007.  A copy of the Agreement is included as Exhibit 2.1 and filed with this current report on Form 8-K.

Due to the fact that Sino-American Holdings is a private company, the shares of which are not quoted or listed on any exchange, there currently is not and may never be a public market for its common stock, and there is no assurance that a public market will ever be developed for Sino-American Holdings common stock after the spin-off.  The holders of Sino-American Holdings common stock would be permitted to sell and transfer the shares to other investors in privately-negotiated transactions, subject to certain restrictions imposed by state and federal securities laws.

The Registrant anticipates that its common stock will continue to be traded, either on the Over-The-Counter Bulletin Board (OTCBB) under the symbol “SOAM,” or on the pink sheets; however, currently there is no active trading market for the Registrant’s common stock.  Although the Registrant’s common stock was previously quoted on the OTCBB, historically, there has been little or no trading market for its common stock. For the past two calendar years to the present, transactions in the Registrant’s common stock have been sporadic. There has been zero active trading reported on the OTCBB for the common stock since November 17, 2006.

The Board of Directors of the Registrant has determined the spin-off transaction to be in the best interests of the stockholders primarily because the stockholders may gain an opportunity for liquidity in the event that the Registrant conducts a successful business combination after the spin-off, while the stockholders of the Registrant will maintain their interests as stockholders of Sino-American Holdings as a non-listed company (until further disposition of their shares).

Item 2.01 Completion of Acquisition or Disposition of Assets.

 On September 28, 2007, the Registrant will effectuate the spin-off of its real estate business, including all of its assets and liabilities, to its wholly-owned subsidiary, Sino-American Holdings. After the spin-off, Sino-American Holdings will own and operate, as a privately held Nevada corporation, what had previously been the entire real estate development business and real estate holdings of the Registrant.

For a description of the spin-off, reference is made to Item 1.01 above, which description is incorporated into this Item 2.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)           Resignation of Directors and Executive Officers

On September 28, 2007, Mr. Fang Zhong, Mr. Fang Wei Jun, Mr. Fang Wei Feng and Ms. Hu Min (collectively the “Resigning Directors”) shall effectively resign as members of the Board of Directors of Sino-American Development Corporation, coincidentally with the appointment of Mr. Silas Phillips as the sole director as described in Section (d) below. There were no disagreements between or among each of the Resigning Directors and the Registrant or any officer or director of the Registrant.

On September 28, 2007, Mr. Fang Zhong shall effectively resign as the Principal Executive Officer and Principal Financial and Accounting Officer of Sino-American Development Corporation. There were no disagreements between or among Mr. Fang Zhong and the Registrant or any officer or director of the Registrant.

(c)	Appointment of Principal Executive Officer and Principal Financial and Accounting Officer

Effective September 28, 2007, Mr. Silas Phillips shall be appointed as the Principal Executive Officer and Principal Financial and Accounting Officer to fill the vacancies resulting from Mr. Fang Zhong’s resignation.  Mr. Phillips is the President, Secretary and Treasurer and the former Principal Executive Officer and Principal Financial and Accounting Officer of Sino-American Development Corporation.

In addition to the offices held in Sino-American Development Corporation, Mr. Phillips is also currently the President and Chief Executive Officer of Internet Media Group, Inc., a company he formed and has owned since March 1999. Internet Media Group provides E-Commerce, Business Development and Project Management consulting services, and develops outsourcing relationships with outbound telemarketing organizations. Mr. Phillips’ business experience includes the creation and development of fully automated and robust backend lead generation systems comprised of Client, Vendor and Reporting modules. Mr. Phillips has also served as a management consultant to companies in his field of expertise.

Mr. Phillips currently has no employment agreement with the Registrant. There are no transactions or relationships between the Registrant and Mr. Phillips in which Mr. Phillips had or is to have a direct or indirect material interest.

(d)           Appointment of Directors

On September 28, 2007, Mr. Silas Phillips will be appointed as the sole member of the Board of Directors of Sino-American Development Corporation. However, such director appointment will not be effective until at least ten days after an Information Statement is mailed or delivered to all of the Registrant’s stockholders in compliance with Section 14(f) of the Securities Act of 1934, as amended, and Rule 14(f)-1 thereunder. The Registrant anticipates filing and mailing the Schedule 14f-1 to its stockholders as soon as practicable after the closing date of the spin-off transaction.

A description of Mr. Phillips’ background is provided in Section (c) above.

Mr. Phillips currently has no employment agreement with the Registrant. There are no transactions or relationships between the Registrant and Mr. Phillips in which Mr. Phillips had or is to have a direct or indirect material interest.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Reorganization dated September 27, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   September 27, 2007

SINO-AMERICAN DEVELOPMENT CORP.
By:	/s/ Fang Zhong
Fang Zhong
Principal Executive Officer